                                                                 Exhibit (e)(2)

LOGO [AIG]                                          LIFE INSURANCE APPLICATION
                                                      PART B (MEDICAL HISTORY)
                                          POLICY # (IF KNOWN): _______________

[_] AMERICAN GENERAL LIFE INSURANCE COMPANY, 2727-A Allen Parkway, Houston, TX 77019
[_] THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK, One World Financial Center, 200 Liberty St., New York, NY 10281
A member of American International Group, Inc. (AIG)

In this form, the "Company" refers to the insurance company whose name is checked above. The Company shown above is SOLELY responsible for the obligation and payment of benefits under any policy that it may issue. No other Company is responsible for such obligations or payments.

PROPOSED INSURED
(Complete separate Part B for each Proposed Insured.)

____________________________  ____  __________________  _____________________  __________________________
 First Name                    MI    Last Name           Date of Birth          Social Security #

-------------------------------------------------------------------------------
                               MEDICAL HISTORY
-------------------------------------------------------------------------------
(Instructions: Please answer ALL medical history questions. Do not leave any questions blank.)

1.  PHYSICIAN INFORMATION
    Name, address and phone number of the Proposed Insured's personal physician(s). (If no personal physician, provide name, address and phone number of last doctor consulted or medical facility visited or to which admitted.)
    Name  _________________________________________________________________________ Phone _________________________________
    Address  ________________________________________ City, State ___________________________________ ZIP _________________
    Date of last office visit, reason, findings and treatment: ____________________________________________________________
    _______________________________________________________________________________________________________________________
    _______________________________________________________________________________________________________________________
    _______________________________________________________________________________________________________________________
    _______________________________________________________________________________________________________________________
2.  PENDING MEDICAL APPOINTMENTS
    Does the Proposed Insured have a medical appointment scheduled within the next three months? ........... [_] yes [_] no
    (If yes, provide date, name, address and phone number of physician, and reason for visit.) ____________________________
    _______________________________________________________________________________________________________________________
    _______________________________________________________________________________________________________________________
3.  BUILD
    A.  Admitted Height and Weight ______________ ft ______________ in ______________ lbs
        (Examiners: Also record measured height and weight on Exam page 1.)
    B.  Birth Weight (if Proposed Insured is less than 1 year old) ________ lbs ____________ oz
    C.  Has the Proposed Insured had any weight change in excess of 10 lbs in the PAST YEAR?................ [_] yes [_] no
        If yes, complete the following: Loss _______lbs Gain _______lbs   Reason* _________________________________________
    *If weight change was due to pregnancy, provide due/delivery date and pre-pregnancy weight:
    Due/Delivery Date ____________________________________ Pre-Pregnancy Weight _______lbs
4.  FAMILY HISTORY
    A.  Complete the information in the grid below.

------------------------------------------------------------------------------------------------------------------
    AGE IF    AGE AT                       HISTORY OF HEART DISEASE TREATED OR    HISTORY OF CANCER TREATED OR
    LIVING    DEATH     CAUSE OF DEATH        DIAGNOSED BY A MEMBER OF THE          DIAGNOSED BY A MEMBER OF
                                              MEDICAL PROFESSION (CORONARY          THE MEDICAL PROFESSION?
                                            ARTERY DISEASE OR HEART ATTACK)?
------------------------------------------------------------------------------------------------------------------

Father ______ _______   _______________    [_] no [_] yes Age of Onset ______  [_] no [_] yes Age of Onset ______
                                           Details __________________________  Type _____________________________
------------------------------------------------------------------------------------------------------------------

Mother ______ _______   _______________    [_] no [_] yes Age of Onset ______  [_] no [_] yes Age of Onset ______
                                           Details __________________________  Type _____________________________
------------------------------------------------------------------------------------------------------------------

Siblings ____ _______   _______________    [_] no [_] yes Age of Onset ______  [_] no [_] yes Age of Onset ______
                                           Details __________________________  Type _____________________________
------------------------------------------------------------------------------------------------------------------

 ICC15-108088                   Page 1 of 5             [BARCODE]

   B. Other than as stated in 4A, has any immediate family member of the Proposed Insured (parents, siblings or children), been diagnosed with heart disease prior to age 50, Amyotrophic Lateral
      Sclerosis (ALS), polycystic kidney disease, porphyria, cardiomyopathy, sickle cell anemia,
      Huntington's disease, aneurysm, or cancer?......................................................... [_] yes  [_] no
      (Please provide details including type, age of onset, and relationship(s) to Proposed Insured.)

   DETAILS:______________________________________________________________________________________________________________

   ______________________________________________________________________________________________________________________
   C. Is there a family history (parents and siblings only) of mental illness, suicide, or substance abuse, any of which was diagnosed or treated by a member of the medical profession?...... [_] yes  [_] no
      (Please provide details including diagnosis and relationship(s) to Proposed Insured.)

   DETAILS:______________________________________________________________________________________________________________

   ______________________________________________________________________________________________________________________
5. PERSONAL HEALTH HISTORY
   A. Has the Proposed Insured EVER been diagnosed as having, been treated for, or consulted a member of the medical profession for:
      1) high cholesterol?............................................................................... [_] yes  [_] no
         Date of diagnosis _______ most recent level _______treatment __________________________________
      2) high blood pressure?............................................................................ [_] yes  [_] no
         Date of diagnosis _______ most recent reading _______treatment ________________________________
      3) diabetes?....................................................................................... [_] yes  [_] no
         Date of diagnosis _______ most recent HgbA1c ________treatment ________________________________
   B. Has the Proposed Insured EVER been diagnosed as having, been treated for, or consulted a member of the medical profession for:
      1) coronary artery disease, heart attack, chest pain, shortness of breath, irregular heartbeat, heart murmur, or other disorder or disease of the heart?............................. [_] yes  [_] no
      2) blood clot, clotting disorder, aneurysm, stroke, transient ischemic attack (TIA), peripheral vascular disease, or other disease, disorder or blockage of the arteries or veins?.......................................................................................... [_] yes  [_] no
      3) cancer, leukemia, lymphoma, tumors or growths, masses, cysts or other similar abnormalities?.................................................................................. [_] yes  [_] no
      4) pituitary, thyroid, adrenal, or disease or disorder of any other glands?........................ [_] yes  [_] no
      5) anemia, hemophilia, sickle cell anemia, or other disease or disorder of the blood, lymphatic system or immune system?.............................................................. [_] yes  [_] no
      6) colitis, Crohn's disease, hepatitis, colon polyps, or any disorder of the throat, esophagus, gall bladder, stomach, liver, pancreas or intestine?................................. [_] yes  [_] no
      7) disorder of the kidneys, bladder, prostate or reproductive organs or protein or blood in the urine?...................................................................................... [_] yes  [_] no
      8) asthma, chronic bronchitis, emphysema, chronic obstructive pulmonary disease (COPD), cystic fibrosis, sleep apnea or other breathing or lung disorder?............................... [_] yes  [_] no
      9) seizures, cerebral palsy, Down syndrome, autism spectrum disorder, Parkinson's disease, multiple sclerosis, severe headaches, disorder or injury of the brain, spinal cord or nervous system?................................................................................. [_] yes  [_] no
      10)attention deficit hyperactivity disorder (ADHD), memory loss, dementia or Alzheimer's disease?........................................................................................ [_] yes  [_] no
      11)anxiety, eating disorder, depression, suicide attempt, bipolar disease, post-traumatic stress disorder (PTSD), hallucinations, psychosis, schizophrenia, or other psychiatric conditions?..................................................................................... [_] yes  [_] no
      12)arthritis, muscle disorders, Amyotrophic Lateral Sclerosis (ALS), fibromyalgia, muscular dystrophy, chronic pain, connective tissue disease, autoimmune disease or other bone or joint disorders?................................................................................ [_] yes  [_] no
      13)glaucoma, macular degeneration, optic neuritis or any disorder of the eyes, ears or skin?....... [_] yes  [_] no
      (For any yes answers, provide details such as: date of diagnosis, date of last treatment;
      name, address, and phone number of doctor; tests performed; test results; medications, hospitalization, ER visit, recommended treatment or any other pertinent details.)

      DETAILS____________________________________________________________________________________________________________

       __________________________________________________________________________________________________________________

       __________________________________________________________________________________________________________________

       __________________________________________________________________________________________________________________

       __________________________________________________________________________________________________________________

       __________________________________________________________________________________________________________________

ICC15-108088                      Page 2 of 5            [BARCODE]

   C. OTHER THAN PREVIOUSLY STATED, has the Proposed Insured taken any medications, had treatment or therapy or been under medical observation within the PAST 12 MONTHS?.............................. [_] yes  [_] no
      (If yes, provide details such as: date of diagnosis; name, address, and phone number of doctor; tests performed; test results; medications or recommended treatment.)

      DETAILS______________________________________________________________________________________________________________

        ___________________________________________________________________________________________________________________

        ___________________________________________________________________________________________________________________
   D. Within the PAST 5 YEARS, has the Proposed Insured used alcoholic beverages?.......................... [_] yes  [_] no
      If yes, Average number of drinks per week_____________ Maximum number of drinks per day _____________________________
      Type (Beer, Wine, Liquor) ______________________________ Date of last use ___________________________________________
   E. Has the Proposed Insured EVER:
      1) used cocaine, heroin, methamphetamine, hallucinogens, stimulants or any other habit-forming drug except as prescribed by a medical professional?................................ [_] yes  [_] no
      2) used marijuana (prescribed or otherwise) in any form?............................................. [_] yes  [_] no
      3) used a controlled substance or prescription drug in a manner other than prescribed by a physician?........................................................................................ [_] yes  [_] no
      4) sought or received medical advice, counseling or treatment by a medical professional to discontinue or reduce the use of alcohol or drugs, including prescribed controlled substances?....................................................................................... [_] yes  [_] no
      If answered "Yes" to E1 through E4, please provide details below.
      Type of drug(s) and/or alcohol ______________________________________________________ Date last used ________________
      Frequency of use:   [_] Daily  [_] Weekly  [_] Monthly     Amount typically used:____________________________________
      Name(s) of doctor/facility ____________________________________________________ Phone _______________________________
      Address _____________________________________ City, State ______________________________ ZIP ________________________
      Treatment Dates _____________________________________________________________________________________________________
      Support group(s) ____________________________________________________________________________________________________
      Was treatment or support group attendance court ordered?............................................. [_] yes  [_] no
      Details of any drug or alcohol related arrests ______________________________________________________________________
   F. Has the Proposed Insured EVER tested positive for the Human Immunodeficiency Virus (HIV) or been diagnosed or treated by a member of the medical profession for Acquired Immune
      Deficiency Syndrome (AIDS)?.......................................................................... [_] yes  [_] no
      (If yes, provide details such as: date of diagnosis; name, address, and phone number of doctor.)

      DETAILS______________________________________________________________________________________________________________

        ___________________________________________________________________________________________________________________

        ___________________________________________________________________________________________________________________
   G. Other than previously stated, in the PAST 5 YEARS, has the Proposed Insured:
      1) been hospitalized, consulted a member of the medical profession or had any illness, injury or surgery?....................................................................................... [_] yes  [_] no
      2) been advised by a member of the medical profession concerning any abnormal diagnostic test results, been advised to see a specialist, or been advised to have any diagnostic test, hospitalization, surgery, or treatment that was NOT completed (except for those tests related to the Human Immunodeficiency Virus), or does the proposed insured have any test results pending?.................................................................................. [_] yes  [_] no
      3) undergone any self-administered laboratory test prescribed by a member of the medical profession other than those for pregnancy or Human Immunodeficiency Virus (HIV)?.................. [_] yes  [_] no
      4) made a claim for or received benefits, compensation, payment or pension for any injury, sickness, disability, or impaired condition?...................................................... [_] yes  [_] no
      (For any yes answers, provide details such as: date of diagnosis; name, address, and phone number of doctor; tests performed; test results; medications, hospitalization, ER visit, recommended treatment or any other pertinent details.)

      DETAILS______________________________________________________________________________________________________________

        ___________________________________________________________________________________________________________________

        ___________________________________________________________________________________________________________________

        ___________________________________________________________________________________________________________________

        ___________________________________________________________________________________________________________________

        ___________________________________________________________________________________________________________________

        ___________________________________________________________________________________________________________________

ICC15-108088                      Page 3 of 5            [BARCODE]

   H. Has the Proposed Insured had any emergency room, emergency clinic, walk-in clinic, or free clinic visits during the PAST 5 YEARS?............................................................. [_] yes  [_] no
      (If yes, provide details such as: reason for visit; date; name, address, and phone number of facility; resolution of condition; or any other pertinent details.)

      DETAILS____________________________________________________________________________________________________________

       __________________________________________________________________________________________________________________

       __________________________________________________________________________________________________________________
   I. Has the Proposed Insured EVER been advised to or chosen to enter a nursing home, hospice, or assisted living facility?.......................................................................... [_] yes  [_] no
      (If yes, provide details such as: reason for visit; date; name, address, and phone number of facility; resolution of condition; or any other pertinent details.)

      DETAILS____________________________________________________________________________________________________________

       __________________________________________________________________________________________________________________

       __________________________________________________________________________________________________________________
   J. Within the LAST 2 YEARS has the Proposed Insured:
      1) been diagnosed or treated by a member of the medical profession for fainting, stumbling or falling while walking, problems with balance, deterioration in vision or hearing, or shortness of breath?............................................................................ [_] yes  [_] no
      2) received home health care services, physical therapy or rehabilitation therapy?................. [_] yes  [_] no
      3) required the use of a cane, walker, wheelchair, other assistive device, or resided in an assisted living facility?....................................................................... [_] yes  [_] no
      4) required assistance or supervision with or had any limitations in performing any of the following daily activities: bathing, bladder and/or bowel control, eating, dressing, toileting or transferring (moving into or out of a bed, chair or wheelchair)?................... [_] yes  [_] no
      5) required assistance with routine activities such as: using the phone, taking medications, paying bills, shopping, driving a car, traveling outside of the home or preparing meals?........ [_] yes  [_] no
      (For any yes answers, provide details such as: date of diagnosis; name, address, and phone number of doctor; tests performed; test results; medications, hospitalization, ER visit, recommended treatment or any other pertinent details.)

      DETAILS____________________________________________________________________________________________________________

       __________________________________________________________________________________________________________________

       __________________________________________________________________________________________________________________
   K. Within the LAST 5 YEARS has the Proposed Insured been treated for or been diagnosed by a member of the medical profession for any other medical, physical, or psychological condition
      NOT disclosed above?............................................................................... [_] yes  [_] no
      (If yes, list condition and details such as: date of first occurrence; symptoms; and how treated.)

      DETAILS____________________________________________________________________________________________________________

       __________________________________________________________________________________________________________________

       __________________________________________________________________________________________________________________

ICC15-108088                      Page 4 of 5            [BARCODE]

------------------------------------------------------------------------------
                           AGREEMENT AND SIGNATURES
------------------------------------------------------------------------------

I, the Proposed Insured signing below, acknowledge that I have read the statements contained in this application and any attachments or they have been read to me. My answers to the questions in this application are true and complete to the best of my knowledge and belief. I understand that this application: (1) consists of Part A, Part B, and if applicable, related attachments including certain questionnaire(s), supplement(s) and addendum(s); and (2) is the basis for any policy and any rider(s) issued. I understand that no information about me will be considered to have been given to the Company by me unless it is stated in the application. I agree to notify the Company of any changes in the statements or answers given in the application between the time of application and delivery of any policy. I understand that any misrepresentation contained in this application and relied on by the Company may be used to reduce or deny a claim or void the policy if: (1) such misrepresentation materially affects the acceptance of the risk; and (2) the policy is within its contestable period.

FRAUD

Any person who knowingly presents a false statement in an application for insurance may be guilty of a criminal offense and subject to penalties under state law.
------------------------------------------------------------------------------

SIGNATURE OF PROPOSED INSURED

Signed at (city, state)______________________________ On (date) ______________

----------------------------------


X
----------------------------------
  (If under age 16, signature of parent or guardian)

------------------------------------------------------------------------------

------------------------------------------------------------------------------

SIGNATURE(S) OF INTERVIEWER(S) - TO BE SIGNED BY ALL INTERVIEWERS, AS APPLICABLE
I certify that the information supplied by the Proposed Insured has been truthfully and accurately recorded on the Part B application.
IF AGENT RECORDED INFORMATION

 _________________________________________  _________________________________________  _________________
  Writing Agent Name (Please print)           Writing Agent #                            Date
--------------------------------------------


X
--------------------------------------------
  Writing Agent Signature

IF TELE-INTERVIEWER RECORDED INFORMATION

 _________________________________________  ________________________________________   _________________
  Name (Please print)                         Company                                    Date

IF PARAMEDICAL EXAMINER/MEDICAL DOCTOR RECORDED INFORMATION

Examiner Address  _________________________________________________________   PARAMED: USE COMPANY STAMP BELOW.

Examiner Phone #  _________________________________________________________

Examiner Name     _________________________________________________________

--------------------------------------------------


X                                                  Date _____________________________
--------------------------------------------------
  Examiner Signature

------------------------------------------------------------------------------

ICC15-108088                    Page 5 of 5         [BARCODE]

 ------------------------------------------------------------------------------
                                  EXAMINATION
                             PHYSICAL MEASUREMENTS
 ------------------------------------------------------------------------------

1.  PROPOSED INSURED

    A.  __________________________________________________________  ______  ________________________________________________
          First Name                                                  MI      Last Name

    B.  Build: Measured Height (in shoes 1in heel or less) __________ ft __________in Measured Weight (clothed)__________lbs
        1) Did you measure the Proposed Insured's height.................................................... [_] yes  [_] no
        2) Did you weigh Proposed Insured? ................................................................. [_] yes  [_] no
        3) If unable to obtain measured height or weight, please provide reason ____________________________________________

    C.  Blood Pressure and Pulse
        Blood Pressure: Three readings required, spaced at least five minutes apart.
        Pulse: Only required once if heart rate between 50-100 bpm, otherwise obtain three measurements.

        Select cuff size:  [_] Standard BP cuff  [_] Large BP cuff

    ------------------------------------------------------------------------------------------------------------------------
                                           1ST READING                   2ND READING                   3RD READING
    ------------------------------------------------------------------------------------------------------------------------
    Systolic BP
    ------------------------------------------------------------------------------------------------------------------------
    Diastolic BP
    ------------------------------------------------------------------------------------------------------------------------
    Pulse Rate
    ------------------------------------------------------------------------------------------------------------------------
    Irregularities Per Min.
    ------------------------------------------------------------------------------------------------------------------------

    D.  Have any of the following been completed in conjunction with this exam?  [_] Blood  [_] Urine  [_] EKG

    E.  Examiner observations and remarks

        1) Is appearance unhealthy or older than stated age? ............................................... [_] yes  [_] no
        2) Are there any obvious physical abnormalities? ................................................... [_] yes  [_] no
        3) Did anyone assist the Proposed Insured in answering any questions? .............................. [_] yes  [_] no
        4) Does Proposed Insured use any device to aid in locomotion (e.g. cane, walker, wheelchair)? ...... [_] yes  [_] no
        5) Does Proposed Insured use any other assistive device not previously disclosed (e.g. oxygen, prosthetic limb)? ............................................................................... [_] yes  [_] no
        6) Does Proposed Insured seem confused, disoriented or otherwise impaired? ......................... [_] yes  [_] no
        7) Does Proposed Insured have any speech difficulties or use a voice prosthesis? ................... [_] yes  [_] no
        8) Was this appointment conducted in a language other than English? (if yes, indicate language and who provided interpretation or translation services) ........................................ [_] yes  [_] no
        9) Do you have any pertinent information or observation not previously disclosed? .................. [_] yes  [_] no
        DETAILS_____________________________________________________________________________________________________________
          __________________________________________________________________________________________________________________
          __________________________________________________________________________________________________________________

    F.  Are you related to the Proposed Insured by blood or marriage or do you have a business or professional relationship with the Proposed Insured? (If yes, explain) ............................. [_] yes  [_] no
          __________________________________________________________________________________________________________________
          __________________________________________________________________________________________________________________

-------------------------------------------------------------------------------
                      REPORT BY EXAMINING MEDICAL DOCTOR
-------------------------------------------------------------------------------

INSTRUCTIONS TO DOCTOR:
To be completed in private by doctor only. Examination of heart and lungs must be with stethoscope against bare skin.

    1)  Heart
        a.  Is there any cyanosis, edema, or evidence of peripheral vascular disease, arteriosclerosis or other cardiovascular disorder? ................................................................. [_] yes  [_] no
        b.  Is heart enlarged? (If yes, describe) __________________________________________________________ [_] yes  [_] no
        c.  Is murmur present? (If yes, complete question d) ............................................... [_] yes  [_] no
        d.  Murmur is:
            [_] Constant   Transmitted to where? ___________________________________________________________________________
            [_] Inconstant   Localized at:  [_] Apex  [_] Base  [_] Elsewhere
            [_] Systolic (Give details) ____________________________________________________________________________________
            [_] Diastolic  Murmur grade: (Please circle)   1/6   2/6   3/6   4/6   5/6   6/6
                 After valsalva, murmur is:
                 [_] Unchanged  [_] Decreased  [_] Increased  [_] Absent
        Your impression ____________________________________________________________________________________________________
          __________________________________________________________________________________________________________________
          __________________________________________________________________________________________________________________

ICC15-108088                                     [BARCODE]         Exam page 1

      2)  Has this examination revealed any abnormality of the following: (Provide details to yes answers below)
      a)  Eyes, ears, nose, mouth and throat? (If vision or hearing is markedly impaired, indicate degree and correction) ......................................................................................... [_] yes  [_] no
      DETAILS__________________________________________________________________________________________________________________

        _______________________________________________________________________________________________________________________

        _______________________________________________________________________________________________________________________
      b)  Endocrine system (including thyroid)? ............................................................... [_] yes  [_] no
      DETAILS__________________________________________________________________________________________________________________

        _______________________________________________________________________________________________________________________

        _______________________________________________________________________________________________________________________
      c)  Nervous system (including reflexes, gait, paralysis)? ............................................... [_] yes  [_] no
      DETAILS__________________________________________________________________________________________________________________

        _______________________________________________________________________________________________________________________

        _______________________________________________________________________________________________________________________
      d)  Respiratory system? ................................................................................. [_] yes  [_] no
      DETAILS__________________________________________________________________________________________________________________

        _______________________________________________________________________________________________________________________

        _______________________________________________________________________________________________________________________
      e)  Abdomen (including scars)? .......................................................................... [_] yes  [_] no
      DETAILS__________________________________________________________________________________________________________________

        _______________________________________________________________________________________________________________________

        _______________________________________________________________________________________________________________________
      f)  Genito-urinary system? .............................................................................. [_] yes  [_] no
      DETAILS__________________________________________________________________________________________________________________

        _______________________________________________________________________________________________________________________

        _______________________________________________________________________________________________________________________
      g)  Skin (including scars), lymph nodes, blood vessels? ................................................. [_] yes  [_] no
      DETAILS__________________________________________________________________________________________________________________

        _______________________________________________________________________________________________________________________

        _______________________________________________________________________________________________________________________
      h)  Musculoskeletal system (including spine, joints, amputations, deformities)? ......................... [_] yes  [_] no
      DETAILS__________________________________________________________________________________________________________________

        _______________________________________________________________________________________________________________________

        _______________________________________________________________________________________________________________________

------------------------------------------------------------------------------------------------------------------------
                                                       SIGNATURE
------------------------------------------------------------------------------------------------------------------------

PARAMEDICAL EXAMINER/MEDICAL DOCTOR SIGNATURE

I certify that this exam was conducted the __________ day of _____________ , 20 ______, at ______ [_] am [_] pm

    Location of Exam _____________________________________________________ PARAMED: USE COMPANY STAMP BELOW.

    Examiner Address _____________________________________________________

    Examiner Phone # _____________________________________________________

    Examiner Name ________________________________________________________



                       -------------------------------

    Examiner Signature X
                       -------------------------------
    (Agent should inform Paramedical Examiner/Medical Doctor of proper location to send form upon completion)

ICC15-108088                                     [BARCODE]         Exam page 2